UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

BENTHOS, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Commission file number: 0-29024

Massachusetts	04-2381876
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

49 Edgerton Drive North Falmouth, MA	02556
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 508-563-1000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.    EXHIBITS

Exhibit 99.1    Press Release dated May 4, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Current Report on Form 8-K is filed to furnish to the Commission the information set forth in the press release issued by the Registrant on May 4, 2004, a copy of which is annexed hereto as Exhibit 99.1. This information shall not be deemed to be “filed” with the Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENTHOS, INC. (Registrant)

Date: May 4, 2004	By:	/s/ FRANCIS E. DUNNE, JR.
Francis E. Dunne, Jr. Vice President, Chief Financial Officer, and Treasurer (Principal Financial and Accounting Officer)

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